GENERAL	12 Months Ended
Dec. 31, 2025
Organization, Consolidation and Presentation of Financial Statements [Abstract]
GENERAL	GENERAL
REE Automotive Ltd. was incorporated in Israel on January 16, 2011.

REE Automotive Ltd. is an automotive technology company. REE Automotive Ltd. has established wholly-owned subsidiaries in the United States, the United Kingdom, Germany and Japan (the “Subsidiaries”). REE Automotive Ltd. and its subsidiaries (the “Company” or “REE”) are in the early stages of commercialization and develop and produce software-defined vehicle (“SDV”) technology that manages vehicle operations and features through proprietarily-developed software.

The Company became a Nasdaq listed publicly traded company on July 23, 2021, through a merger agreement (the “Merger Agreement”) with 10X Capital Venture Acquisition Corp (“10X Capital”), a Delaware corporation and special purpose acquisition company (“SPAC”), and Spark Merger Sub, Inc., a wholly-owned subsidiary of the Company, pursuant to which Merger Sub merged with and into 10X Capital (the “Merger”). The Company’s Class A ordinary shares, without par value (the “Class A Ordinary Shares”) are trading under the ticker symbol “REE”. The Company also has Class B ordinary shares, without par value, having 10 votes per share (the “Class B Ordinary Shares” and together with the Class A Ordinary Shares, the “Ordinary Shares”) that include voting rights only and are not listed on the Nasdaq.

In March 2025, the Company completed two separate registered direct offerings in the total net proceeds of approximately $34.361 million (see also note 10, Shareholders Equity, for details).

In June 2025, the Company announced a Cost-Reduction-Plan. For the year ended on December 31, 2025 the Company incurred one-time expenses, in connection with its reduction-in-force under its Cost-Reduction-Plan, of $2,101 in connection with this plan.

As of December 31, 2025, the Company had cash and cash equivalents in the total amount of $14,246. The Company has incurred losses since inception and had negative cash flows used in operating activities of $68,710 for the year ended December 31, 2025. The Company expects to continue to incur net losses and negative cash flows from operating activities for the foreseeable future. The Company's ability to continue to operate is dependent upon raising additional funds to finance its activities. There are no assurances, however, that the Company will be successful in obtaining an adequate level of financing needed for the long-term operational and production activities. These conditions raise substantial doubts about the Company's ability to continue as a going concern. Absent any potential strategic transaction, additional revenues, further cost-reduction measures or additional funding, the Company currently estimates that its existing financial resources will be sufficient to fund its projected operating costs and expected cash requirements into, but not beyond, the middle or the end of the second quarter of 2026. Management is actively pursuing additional financing opportunities, including through discussions with existing shareholders, as well as strategic transactions and further cost-reduction initiatives in order to extend the Company’s liquidity runway. However, there can be no assurance that such efforts will be successful or available on acceptable terms. If the Company is unable to obtain additional funding, consummate strategic transactions, generate additional revenues or further reduce costs, the Company may need to significantly curtail or modify our operations and strategic plans.

The consolidated financial statements do not include any adjustments with respect to the carrying amounts of assets and liabilities and their classification that might be necessary should the Company be unable to continue as a going concern. Such adjustments could be material.